U.S. Government Securities Savings Fund (UGSXX)

Summary Prospectus

Investor Class Shares  May 1, 2011

Before you invest, you may want to review the fund's prospectus, which contains information about the fund and its risks. The fund's prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this summary prospectus. You can find the fund's prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS or by sending an e-mail request to shsvc@usfunds.com.

INVESTMENT OBJECTIVE

U.S. Government Securities Savings Fund (Government Securities Savings Fund) seeks to achieve a consistently high yield with safety of principal.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.32%
Total annual fund operating expenses	0.82%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

If you redeem your shares:				If you do not redeem your shares:
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$94	$272	$465	$1,024	$84	$262	$455	$1,014

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Government Securities Savings Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities.

The fund seeks to provide a stable net asset value of $1 per share by investing in highly liquid securities and by maintaining an average maturity of 60 days or less. However, there can be no assurance that it can always do so (the fund is measured in accordance with Securities and Exchange Commission rules applicable to money market funds).

In selecting investments, the Adviser's analysis encompasses an interest rate forecast that considers such factors as economic growth and the current inflation outlook. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund's portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

PRINCIPAL RISKS

•  Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

•  Risk of Investing In Government Agencies. The Government Securities Savings Fund invests in various United States government agencies, which, while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

•  Income Risk. The fund is subject to income risk, which is the risk that a fund's dividends (income) will decline due to falling interest rates.

•  Inflation Risk. The fund's yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund's yield may be eroded by inflation.

•  Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund's Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar charts show changes in the fund's returns from year to year during the period indicated. How the fund performed in the past, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

Best quarter shown in the bar chart above: 1.31% in the first quarter of 2001.

Worst quarter shown in the bar chart above: 0.00% in the first quarter of 2010.

Average Annual Total Returns
(for the periods ended December 31, 2010)

	1 Year	5 Years	10 Years
Government Securities Savings Fund	0.01%	2.22%	2.07%

The 7-day yield on December 31, 2010, was 0.01%. For the fund's current yield, call 1-800-873-8637.

The Adviser has voluntarily agreed to waive fees and/or reimburse expenses for the fund to the extent necessary to maintain a certain minimum net yield for the fund, as determined by the Adviser with respect to the fund (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's net yield to fall below the fund's previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. This recapture could negatively affect the fund's yield and expenses in the future.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes and Mr. John Derrick. Mr. Holmes has served as Chief Executive Officer of the fund since 1989 and Chief Investment Officer of the fund since 1999, and Mr. Derrick has served as a portfolio manager of the fund since 1999.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell shares of the fund through an authorized broker-dealer or directly from the fund by mail at P.O. Box 659405 San Antonio, Texas 78265-9604, or by telephone at 1-800-873-8637. Shares may be redeemed on any day the NAV per share is calculated.

Minimum Investment

Initial Purchase

•  $1,000

Additional Purchases

•  $100 minimum per transaction

Automatic Investing—ABC Investment Plan®

•  $1,000 initial investment if you elect to have monthly automated investments of at least $100 per transaction. The $1,000 initial investment must be made by check or wire.

TAX INFORMATION

The fund intends to make distributions that may be taxed as ordinary income.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and /or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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U.S. Government Securities Savings Fund (UGSXX)